      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 24, 2000.

                                                            REGISTRATION NO. 333
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                          SPECTRA-PHYSICS LASERS, INC.
             (Exact name of Registrant as specified in its charter)

       DELAWARE                         1335 TERRA BELLA AVENUE, BUILDING 7                    77-0264342
(State of Incorporation)                  MOUNTAIN VIEW, CALIFORNIA 94043                   (I.R.S. Employer
                                 (Address of principal executive offices) (Zip Code)       Identification No.)

                        2000 SPECTRA-PHYSICS LASERS, INC.
                              STOCK INCENTIVE PLAN

                        2000 SPECTRA-PHYSICS LASERS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                            (Full Title of the Plans)
                              Mr. Patrick L. Edsell
                 Chairman, President and Chief Executive Officer
                          Spectra-Physics Lasers, Inc.
                             1335 Terra Bella Avenue
                                   Building 7
                         Mountain View, California 94043
                     (Name and address of agent for service)
                                 (650) 961-2550
          (Telephone number, including area code, of agent for service)

                                 With a Copy to:
                              John D. LaRocca, Esq.
                             Dechert Price & Rhoads
                            4000 Bell Atlantic Tower
                                1717 Arch Street
                        Philadelphia, Pennsylvania 19103
                                 (215) 994-4000

                    CALCULATION OF REGISTRATION FEE FOR 2000
               SPECTRA-PHYSICS LASERS, INC. STOCK INCENTIVE PLAN

           Title Of                                      Proposed                Proposed
          Securities                  Amount             Maximum                  Maximum                 Amount Of
             To Be                    To Be              Offering                Aggregate              Registration
          Registered                Registered      Price Per Share(1)       Offering Price(1)               Fee
-------------------------------- ----------------- --------------------- -------------------------- ----------------------
Common Stock of
Spectra-Physics Lasers, Inc.,    2,500,000 shares        $41.6875             $104,218,750.00            $27,513.75
par value $.01 per share
-------------------------------- ----------------- --------------------- -------------------------- ----------------------

(1) Estimated solely for the purposes of determining the registration fee in accordance with Rule 457(h) and 457(c) under the Securities Act of 1933 on the basis of $41.6875 per share, the average of the high and low prices of the Registrant's Common Stock as reported for May 19, 2000.

================================================================================

                    CALCULATION OF REGISTRATION FEE FOR 2000
                          SPECTRA-PHYSICS LASERS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

-----------------------------------------------------------------------------------------------------------
Title of                                               Proposed            Proposed
Securities                             Amount           Maximum             Maximum           Amount of
To Be                                  To Be         Offering Price        Aggregate        Registration
Registered                           Registered       Per Share(1)     Offering Price(1)         Fee
-----------------------------------------------------------------------------------------------------------
Common Stock of
Spectra-Physics Lasers, Inc.,      500,000 shares      $41.6875           $20,843,750.00      $5,502.75
par value $.01 per share
-----------------------------------------------------------------------------------------------------------
(1)  Estimated solely for the purposes of determining the registration fee in accordance with Rule 457(h)
     and 457(c) under the Securities Act of 1933 on the basis of $41.6875 per share, the average of the high and low prices of the Registrants Common Stock as reported for May 19, 2000.
===========================================================================================================


                                     PART I

                INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS

                  Information required in Part I of Form S-8 to be contained in a prospectus meeting the requirements of Section 10(a) of the Securities Act of 1933, as amended (the "Securities Act"), is not required to be filed with the Securities and Exchange Commission (the "Commission") and is omitted from this Registration Statement in accordance with the explanatory note to Part I of Form S-8 and Rule 428 under the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The following documents of Spectra-Physics Lasers, Inc. (the "Registrant") which we have filed with the Commission are incorporated by reference in this Registration Statement as of their respective dates:

                  (a) The Registrant's annual report on Form 10-K for the year ended December 31, 1999 filed on March 24, 2000;

                  (b) The Registrant's Quarterly Report on Form 10-Q for the three months ending March 31, 2000, filed May 10, 2000, and all other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since December 31, 1999;

                  (c) The description of the Registrant's Common Stock contained in the Company's Registration Statement on Form 8-A (File No. 000-23461) and the information incorporated therein by reference appearing under the caption "Description of Capital Stock" beginning on page 52 of the Prospectus included as part of the Company's Registration Statement on Form S-1 (File No. 333-38329), which Prospectus was filed December 12, 1997 pursuant to Rule 424(b) promulgated under the Securities Act of 1993, including any amendments or reports for the purposes of updating such description.

                  (d) all documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement, which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement.

                  Each document incorporated by reference into this Registration Statement shall be deemed to be a part of this Registration Statement from the date of the filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

                  Not applicable.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  Dechert Price & Rhoads has acted as special counsel for the Company in the preparation of this Registration Statement and has given an opinion upon the validity of the securities registered hereby, which opinion has been filed as an exhibit hereto.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  As permitted by the Delaware General Corporation Law ("DGCL"), the Company's Certificate of Incorporation provides that directors of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derives an improper personal benefit. In addition, the Company's Bylaws provide for indemnification of the Company's officers and directors to the fullest extent permitted under Delaware law.

                  Thermo Electron Corporation, the beneficial owner of a majority of the outstanding Common Stock of the Company, maintains directors' and officers' liability insurance for the benefit of the Company's directors and certain of its officers.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                  Not applicable.

ITEM 8.  EXHIBITS.

                  The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

     Exhibit Number                 Description
     --------------                 -----------
         4.1                        The relevant portions the Certificate of
                                    Incorporation, as amended, of the Registrant
                                    defining the rights of holders of Common
                                    Stock (which is set forth on Exhibit 3.1 to
                                    the registration statement on Form S-1 (File
                                    No. 333-38329), filed October 21, 1997).

         4.2 Bylaws of the Registrant (which is set forth on Exhibit 3.2 to the registration statement on Form S-1 (File No. 333-38329), filed
                                    October 21, 1997).

         5.1 Opinion of Dechert Price & Rhoads (counsel to the Registrant).

         23.1                       Consent of PricewaterhouseCoopers LLP

         23.2                       Consent of Arthur Andersen LLP

         24.1 Power of Attorney (included on signature page).

ITEM 9.  UNDERTAKINGS.

                  (a) The undersigned Registrant hereby undertakes:

                           (1) To file, during any period in which offers or
sales are being made, a post-effective amendment to this Registration Statement:

                                    (i) to include any prospectus required by
                           Section 10(a)(3) of the Securities Act;

                                    (ii) to reflect in the prospectus any facts
                           or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement and

                                    (iii) to include any material information
                           with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                           (2) That, for the purpose of determining any
liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           (3) To remove from registration by means of a
post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Mountain View, state of California, on this 24th day of May, 2000.

                                             SPECTRA-PHYSICS LASERS, INC.


                                             By:
                                                ---------------------------
                                                  Patrick L. Edsell
                                                  Chairman, President and
                                                  Chief Executive Officer

                                POWER OF ATTORNEY

                  KNOW TO ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Patrick L. Edsell, individually, his attorneys-in-fact, with full power of substitution and resubstitution, for him in any and all capacities, to sign any or all amendments or post-effective amendments to this registration statement and to file the same with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each such attorney-in-fact, or his agent or substitutes, may do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date indicated.

                                            Chairman, President and
                                            Chief Executive Officer and Director
----------------------------------
Patrick L. Edsell

                                            Vice President, Finance, Treasurer
----------------------------------          (Principal financial officer)
Seth Halio

                                            Director
----------------------------------
Lawrence C. Karlson

                                            Director
----------------------------------
Earl R. Lewis

                                            Director
----------------------------------
Denis A. Helm

                                            Director
----------------------------------
Polyvios C. Vintiadis

                                  EXHIBIT INDEX

EXHIBIT NO.                      DOCUMENT
-----------                      --------
             4.1                 The relevant portions the Certificate of
                                 Incorporation, as amended, of the Registrant
                                 defining the rights of holders of Common Stock
                                 (which is set forth on Exhibit 3.1 to the
                                 registration statement on Form S-1 (File No.
                                 333-38329), filed October 21, 1997).

             4.2 Bylaws of the Registrant (which is set forth on Exhibit 3.2 to the registration statement on Form S-1 (File No. 333-38329), filed October
                                 21, 1997).

              5.1 Opinion of Dechert Price & Rhoads (counsel to the Registrant).

             23.1                Consent of PricewaterhouseCoopers LLP

             23.2                Consent of Arthur Andersen LLP

             24.1                Power of Attorney (included on signature page).